Lyft Names Michael Brous Chief Financial Officer
Erin Brewer to retire with advisory role through December 15 to support transition; Hands reins to proven Lyft and mobility industry executive across finance, strategy, and operations

Lyft Reaffirms Q3 2026 Guidance

SAN FRANCISCO – September 9, 2026 – Lyft, Inc. (Nasdaq: LYFT) today announced that Michael Brous has been appointed Chief Financial Officer, effective September 28, 2026. Brous takes over from Erin Brewer, who plans to retire and will remain with Lyft as an advisor through December 15, 2026 to support the transition. Brous has served in Lyft senior management for nearly eight years, currently as Head of Lyft Urban Solutions (LUS) and Safety and Customer Care (SCC).

"As we scale our global platform and grow our AV capabilities, Michael’s financial discipline, operational chops, and deep knowledge of our business and customers make him the perfect choice as our next CFO," said Lyft CEO David Risher. "He has delivered results again and again – across finance, strategy, growth, and operations. I am excited to partner with him as we execute on our next chapter of growth."

Brous joined Lyft in 2018 through its acquisition of Motivate, where he was the VP of Finance. Since then, he's taken on several senior leadership roles at Lyft. As Head of LUS, Brous oversaw a leading micromobility provider with over 195,000 bikes across 55 systems worldwide, including New York’s Citi Bike, London’s Santander Cycles, and Barcelona’s Bicing. Since Brous took on the role three years ago, he scaled popular ebikes and improved asset uptime and utilization, which led to compounding double-digit rides growth. This growth, coupled with operational discipline, drove strong margins and cash flows for the business. He also secured renewals for key markets including London and San Francisco, introduced a next-generation ebike, and oversaw the planned acquisition of Serveo’s bikeshare business in Spain, extending LUS’ operations footprint to the other side of the Atlantic.

"Lyft continues to prove the fundamentals of the business are strong and that there's a meaningful runway ahead as we scale the platform,” said Brous. “I’m fortunate to be stepping into a finance organization that is already executing with real rigor and discipline. As CFO, I’m looking forward to building on that foundation as we continue creating long-term value for drivers, riders, partners, team members, and shareholders."

On Brewer’s tenure: “Erin has been an extraordinary leader and partner since joining Lyft in 2023,” Risher continued. “Under her leadership, Lyft achieved GAAP profitability, has generated over $2 billion in free cash flow, and has delivered consistent and profitable growth year after year. Huge thanks to Erin for everything she’s done to set Lyft up for its next chapter.”

“Lyft is in a stronger place than ever, and set up well for continued growth and profitability,” said Brewer. “I have worked alongside Michael for years and consider him a trusted colleague and exceptional leader. He brings both the financial background, as well as the real operational experience that Lyft will need to be successful as we layer more autonomous vehicles into our networks. Being CFO at Lyft has been the highlight of my career and I’m so grateful to David and the team for this incredible opportunity. I look forward to supporting Michael in this transition.”

About Michael Brous
Drawing on his background in safe, sustainable mobility, Michael Brous has enabled Lyft to build transportation ecosystems that connect people to where they want to go. Currently the Head of Lyft Urban Solutions (LUS) and Safety and Customer Care (SCC), he has overseen the company's micromobility division and Lyft’s safety and support teams. He brings extensive expertise in finance, operations, and urban transportation, as well as broad knowledge of Lyft’s operational complexity. In his current role, Brous leads LUS, one of the leading micromobility providers, with over 195,000 bikes across 55 systems worldwide. He also leads SCC teams that handle over 1.5 million monthly interactions to promote a seamless and safe experience for all riders and drivers.

At Lyft, Brous has progressed through several leadership positions within LUS, including Head of Strategy and Growth, Co-Head of Operations, and Head of Financial Planning & Analysis. Before joining Lyft, Brous served as

VP of Finance at Motivate International Inc., where he helped facilitate the company’s acquisition by Lyft in 2018. Earlier in his career, he worked at REQX Ventures, an investment company, Versa Capital Management, a private equity firm, and Financo, Inc., an investment advisory firm. Brous holds a B.S. in Finance from The Wharton School at the University of Pennsylvania.

Outside of work, Brous enjoys traveling with his family and staying active in the weight room. He’s an avid Citi Bike rider, but his favorite place to take a Lyft is home from Madison Square Garden after a Knicks game.

Lyft Reaffirms Q3 2026 Guidance
Lyft is reaffirming its third quarter 2026 Gross Bookings, Adjusted EBITDA, and Adjusted EBITDA margin (calculated as a percentage of Gross Bookings) guidance that it provided on August 6, 2026. Lyft expects to report its third quarter 2026 earnings in November 2026.

About Lyft
Whether it’s an everyday commute or a journey that changes everything, Lyft is driven by our purpose: to serve and connect. Founded in 2012, Lyft has grown into a global mobility platform offering a mix of rideshare, taxis, private hire vehicles, executive chauffeur services, car sharing, bikes, and scooters across six continents and thousands of cities. Millions of drivers have chosen to earn on billions of rides - helping to create a more connected world, with transportation options for everyone.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Lyft’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Lyft’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding Lyft’s strategies and opportunities, Lyft’s guidance and outlook, including Lyft’s expectations for its financial and operating performance in the third quarter of 2026, and the Company’s executive transition. Lyft’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the macroeconomic environment and risks regarding our ability to forecast our performance due to our limited operating history and the macroeconomic environment and the risk that our partnerships may not materialize as expected. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Lyft’s filings with the Securities and Exchange Commission (“SEC”), including in our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q filed with the SEC. The forward-looking statements in this release are based on information available to Lyft as of the date hereof, and Lyft disclaims any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures
To supplement Lyft's financial information presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, Lyft considers certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA and Adjusted EBITDA margin (calculated as a percentage of Gross Bookings). Lyft defines Adjusted EBITDA as net income (loss) adjusted for interest expense, other income (expense), net, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, payroll tax expense related to stock-based compensation, as well as, if applicable, sublease income, gain from lease termination, restructuring charges, costs related to acquisitions, divestitures and other corporate matters, and certain legal, tax, and regulatory reserve changes and settlements. Adjusted EBITDA margin (calculated as a percentage of Gross Bookings) is calculated by dividing Adjusted EBITDA for a period by Gross Bookings for the same period and is considered a key metric.

We have not provided the forward-looking GAAP equivalent to our non-GAAP outlook or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of reconciling items which include, but are not limited to, stock-based compensation, income tax, legal, tax, and regulatory reserve changes and settlements, and costs related to acquisitions. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalent is not available without unreasonable effort. However, it is important to note that the reconciling items could have a significant effect on future GAAP results.

Francesca Ford-Filandro, Investor Relations
ir@lyft.com

Stephanie Rice, Media
press@lyft.com